SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


                               ------------------


                        Date of Report: February 2, 2004

                            PACER HEALTH CORPORATION
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)


          FLORIDA                       0-28729                  11-3144463
          -------                       -------                  ----------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


7759 N.W. 146th Street, Miami Lakes, Florida                        33016
---------------------------------------------                       -----
(Address of principal executive offices)                         (Zip code)

Registrant's telephone number, including area code:            (305) 828-7660
                                                               --------------

ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE

          On February 2, 2004, Pacer Health Management Corporation ("Pacer Management"), a Louisiana corporation and wholly-owned subsidiary of Pacer Health Corporation ("Pacer Health") entered into a Management and Acquisition Agreement (the "Management Agreement") with Camelot Specialty Hospital of Cameron, LLC, a subsidiary of Revival Healthcare, Inc., to manage the operations of South Cameron Memorial Hospital (the "Hospital"). The Management Agreement has an initial term of one year. In consideration for the management services, Pacer Management received an initial non-refundable retainer of $60,000 and will be paid a fixed management fee of $25,000 per month. In consideration for certain billing and collection functions relating to services and materials furnished by the Hospital prior to the effective date of the agreement, Pacer Management will receive an additional fee equal to twenty percent (20%) of such amounts collected.

          As part of the Management Agreement, the parties thereto agreed that Pacer Management may, at its election, purchase some or all of the assets of the Hospital at their fair market value, as determined by an independent appraiser selected by Pacer Management. Such transaction is to be consummated on the day prior to Pacer Management receiving a new hospital license issued by the Louisiana Department of Health and Hospitals and a new Medicare provider number issued by the Centers for Medicare & Medicaid Services to operate the Hospital as a new 49 bed acute care or critical access hospital in the Hospital facilities. The Hospital is comprised of an acute care campus in Creole, Louisiana, and a geriatric behavioral health unit in Lake Charles, Louisiana. The Hospital serves the residents of Cameron Parish, Louisiana, in addition to the area's several thousand oil and gas exploration personnel, commercial and recreational fishermen. The Hospital maintains sole community provider status in Cameron Parish.




ITEM 7.   EXHIBITS

Exhibit 99.1 Management and Acquisition Agreement, dated February 2, 2004, by and between Pacer Health Management Corporation and Camelot Specialty Hospital of Cameron, LLC.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PACER HEALTH CORPORATION



Date:  February 11, 2004                  By: /s/ Rainier Gonzalez
                                              -------------------------
                                          Name:   Rainier Gonzalez
                                          Its:    President



                                       3